ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
| --- | --- |
| [signature] | Filing Number 20090461216-61 |
| Secretary of State | Filed On 06/03/2009 |
| State Of Nevada | Number of Pages 1 |

# Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Corporation:** Riverdale Capital LTD.

**2. Registered Agent for Service of Process:** (check only one box)

[X] Commercial Registered Agent: CSC Services of Nevada, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address — City — Nevada — Zip Code

Mailing Address (if different from street address) — City — Nevada — Zip Code

**3. Authorized Stock:** (number of shares corporation is authorized to issue)

Number of shares with par value: 310,000,000 — Par value per share: $ .001 — Number of shares without par value:

**4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Phillip Kueber
Name
8350 Wilshire Boulevard — Beverly Hills — CA — 90211
Street Address — City — State — Zip Code

2)
Name
Street Address — City — State — Zip Code

**5. Purpose:** (optional; see instructions)

The purpose of the corporation shall be:
to engage in any lawful act of activity for which corporations may be organized and incorporated

**6. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator)

Phillip Kueber — X [signature]
Name — Incorporator Signature
8350 Wilshire Boulevard — Beverly Hills — CA — 90211
Address — City — State — Zip Code

**7. Certificate of Acceptance of Appointment of Registered Agent:**

I hereby accept appointment as Registered Agent for the above named Entity.
CSC Services of Nevada, Inc.
X By: [signature] — 6/3/09
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| | Filing Number 20090488468-69 |
| Secretary of State | Filed On 06/17/2009 |
| State Of Nevada | Number of Pages 6 |

# Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Correction
(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:
Riverdale Capital Ltd.

2. Description of the original document for which correction is being made:
Articles of Incorporation

3. Filing date of the original document for which correction is being made: June 3, 2009

4. Description of the inaccuracy or defect.
The Addendum to the Articles of Incorporation was inadvertently not filed with the Articles of Incorporation.

5. Correction of the inaccuracy or defect.
Please see attached Addendum to the Articles of Incorporation.

6. Signature:

X [signature]
Authorized Signature

President
Title*

June 16, 2009
Date

*If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# ADDENDUM TO THE ARTICLES OF INCORPORATION

## OF

## RIVERDALE CAPITAL LTD.

## PURSUANT TO SECTION 78.035 OF THE NEVADA REVISED STATUTES

## ARTICLE III

(a) Authorized Capital Stock.

(i) The total number of shares of stock that the Corporation shall have authority to issue is 310,000,000, consisting of (i) 300,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock") and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i) the designation of such class or series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) dates on which dividends, if any, shall be payable;

(v) whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same class or series or of any other class or series;

(x) whether the holders of the shares of such class or series shall be entitled to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Common Stock are entitled to vote;

(xi) the restrictions and conditions, if any, upon the issuance or reissuance of any Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and

(xii) any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the N.R.S. and applicable law.

(c) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

## ARTICLE VIII

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

{Client\002404\C1350\00195865.DOC;3}

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(e) Provisions that permit the Corporation to redeem or exchange such rights; and

(f) The appointment of a rights agent with respect to such rights.

## ARTICLE IX

Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the corporation shall be fixed by the By-Laws of the Corporation and may be increased or decreased from time to time in such manner as may be prescribed by the By-Laws.

## ARTICLE X

The Corporation may in its by-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

## ARTICLE XII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader

indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

## ARTICLE XII

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation

inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

## ARTICLE XIII

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 00002378536-84 |
| Secretary of State | Filed On 08/03/2009 |
| State Of Nevada | Number of Pages 8 |

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Articles of Merger
## (Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

1ST TEXAS NATURAL GAS COMPANY, INC.
Name of merging entity

WYOMING
Jurisdiction

CORPORATION
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

RIVERDALE CAPITAL, LTD.
Name of surviving entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

**Filing Fee: $350.00**

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

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ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: PETER CAMPITIELLO

c/o: TARTER, KRINSKY & DROGIN LLP
1350 BROADWAY
NEW YORK, NEW YORK 10018

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

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ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

1ST TEXAS NATURAL GAS COMPANY, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

RIVERDALE CAPITAL, LTD.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

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ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: 7/31/09

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

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ABOVE SPACE IS FOR OFFICE USE ONLY

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

1ST TEXAS NATURAL GAS COMPANY, INC.
Name of merging entity
X [signature] | PRESIDENT/SECRETARY | Aug 3, 2009
Signature | Title | Date

Name of merging entity
X | | 
Signature | Title | Date

Name of merging entity
X | | 
Signature | Title | Date

Name of merging entity
X | | 
Signature | Title | Date

RIVERDALE CAPITAL, LTD.
Name of surviving entity
X [signature] | PRESIDENT | Aug 3, 2009
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

## PLAN AND AGREEMENT OF MERGER

This Plan and Agreement of Merger (this "Agreement"), dated as of August 3, 2009 is entered into by and between 1ST TEXAS NATURAL GAS COMPANY, INC., a Wyoming corporation ("1st Texas") and RIVERDALE CAPITAL LTD., a Nevada corporation ("Riverdale") (individually a Party and collectively, the Parties).

### RECITALS:

**WHEREAS,** the Board of Directors of each of 1st Texas and Riverdale have determined that it is in the best interests of 1st Texas and Riverdale and their shareholders to effect a business combination pursuant to which 1st Texas will merge with and into Riverdale on the terms and subject to the conditions set forth herein (the "Merger");

**WHEREAS,** the Board of Directors of each 1st Texas and Riverdale and the shareholders of 1st Texas and Riverdale have approved this Agreement and the Merger pursuant to the terms and conditions herein set forth as of the date hereof;

**WHEREAS,** for federal income tax purposes, it is intended that the Merger shall qualify to the extent possible as a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code");

**NOW, THEREFORE,** in consideration of the above premises and the mutual promises set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

### THE MERGER

Section 1. The Merger. At the Effective Time (as hereinafter defined) and upon the terms and subject to the conditions of this Agreement and in accordance with Section 92.A.200 of the Nevada Revised Statutes ("NRS") and the Wyoming Business Corporation Act ("WBCA") 1st Texas shall be merged with and into Riverdale. Following the Merger, Riverdale shall continue as the surviving corporation (the "Surviving Entity") and the separate corporate existence of 1st Texas shall cease.

Section 2. Effective Time. The parties hereto will file with the Secretary of State of the State of Nevada and the Secretary of State of Wyoming or other governmental agencies as required under applicable law certificates of merger in such form as required by, and executed in accordance with, the relevant provisions of the law of each such state. The later of (i) the effective time of the filing of the certificate of merger with the Secretary of State of the State of Nevada or (ii) the effective time of the filing of the certificate of merger with the Secretary of State of the State of Wyoming is the "Effective Time".

Section 3. Effects of Merger. The Merger shall have the effects set forth in the NRS and the WBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of 1st Texas shall vest in the Surviving Entity, and all debts, liabilities and duties of Riverdale shall become the debts, liabilities an duties of the Surviving Entity.

Section 4. Articles of Incorporation. The Articles of Incorporation of Riverdale, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Entity until amended in accordance with applicable law.

Section 5. Directors and Officers. As of the Effective Time, the directors and officers of the Surviving Entity shall be comprised of the individuals listed in Exhibit A hereto who shall hold office in accordance with the Article of Incorporation and By-Laws of the Surviving Entity until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

Section 6. Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Code. Each party hereto shall uses its commercially reasonable efforts to cause the Merger to be so qualified, shall report the transactions contemplated by this Agreement in a manner consistent with such reorganization treatment and will not take any position inconsistent therewith in any tax return, refund claim, litigation or otherwise unless required to do so by law. The Merger shall be treated as a purchase for accounting purposes.

Section 7. No Further Ownership Rights in 1st Texas Common Stock. At the Effective Time each share of 1st Texas Common Stock owned prior to the Effective Time shall be cancelled and extinguished.

Section 8. Stock Certificates. At or after the Effective Time, certificates representing 1st Texas Common Stock (the "Old Common Stock") presented to the Surviving Entity shall be exchanged for certificates representing Riverdale Common Stock (the "New Common Stock") at a ratio of one share of Riverdale Common Stock for each two hundred (200) shares of 1st Texas Common Stock. Each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by the Old Certificates so surrendered are merged under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificate representing fractional share interests in New Common Stock will be issued, and no fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Company. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional shares until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. From and after the Effective Time, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are merged under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so merged, until thereafter reduced or increased in accordance with applicable law.

Section 9. Shareholders' Approval. This Agreement and the Merger provided for herein have been submitted for approval to, and approved by, the shareholders of 1st Texas in the manner prescribed by the provisions of the WBCA and the shareholders of Riverdale in the manner prescribed by the provisions of the NRS.

Section 10. Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions

and to do, or cause to be done, all things necessary, proper and advisable under applicable laws to consummate the Merger and the other transactions contemplated by this Agreement. Neither Riverdale nor 1st Texas will take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of the companies, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement.

Section 11. Termination. This Agreement may be terminated and the Merger and the other transactions contemplated herein may be abandoned at any time prior to the Effective Time by mutual written consent of Riverdale and 1st Texas.

Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

Section 13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

**IN WITNESS WHEREOF**, both the parties hereto caused this Agreement to be executed on their behalf by their respective officers thereunto duly authorized all as of the date first above written.

1ST TEXAS NATURAL GAS COMPANY, INC.

By: ______________________
Name: Phillip Kueber
Title: Chief Executive Officer

RIVERDALE CAPITAL LTD.

By: ______________________
Name: Phillip Kueber
Title: Chief Executive Officer

{Client\002404\C1350\00195923.DOC;2}

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 20090721094-04 |
| Secretary of State | Filed On 10/01/2009 |
| State Of Nevada | Number of Pages 4 |

# Certificate of Designation
(PURSUANT TO NRS 78.1955)

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ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

RIVERDALE CAPITAL LTD.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

3. That pursuant to the authority conferred on the Board of Directors by the Corporation's Articles of Incorporation, creating inter alia, a class of 10,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), of the Corporation, and the Board of Directors desires to establish and fix the number of shares to be included in a new series of 4,000,000 shares of Preferred Stock and to fix the voting powers, designation, and relative, participating, optional and other special rights, and the qualifications, limitations and restriction of such shares as follows:

A. Number of Shares; Designation. A total of 4,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation are hereby designated as Supervoting Preferred Stock (the "Supervoting Stock").

(Balance attached)

3. Effective date of filing: (optional) October 1, 2009

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

**Filing Fee: $175.00**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Stock Designation
Revised: 3-6-09

B. *Rank.* The Supervoting Stock shall, with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation, rank equal to the Corporation's common stock, par value $0.001 per share (the "Common Stock"), but senior to any additional series of preferred stock which may in the future be issued by the Corporation and are designated in the Articles of Incorporation or the certificate of designation establishing such additional preferred stock as ranking junior to the Supervoting Stock with respect to rights (including to redemption payments) upon liquidation, dissolution or winding-up of the affairs of the Corporation.

C. *Dividends.* The holders of the Supervoting Stock are not entitled to receive any dividends.

D. *Liquidation.* The holders of the Supervoting are not entitled to any payment in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation.

E. *Voting rights.* Except as otherwise expressly provided herein, or as required by law, the Holders shall be entitled to vote on all matters to which holders of the Corporation's capital stock have the right to vote at the rate of four hundred (400) votes per share of Supervoting Stock held by such Holder (the "Voting Rights"); subject to adjustment as set forth herein. Except as set forth herein or as required by law, the Holders and holders of shares of the Corporation's Common Stock shall vote together as a single class on all matters brought before the Corporation.

(i) Adjustments. The voting rights shall be subject to adjustment from time to time as follows:

(a) In the event that the Corporation shall (I) pay a dividend or make a distribution, in shares of Common Stock, on any class of Capital Stock of the Corporation or any subsidiary which is not directly or indirectly wholly owned by the Corporation, (II) split or subdivide its outstanding Common Stock into a greater number of shares, or (III) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Voting Rights in effect immediately prior thereto shall be adjusted so that the holder of each share of the series thereafter surrendered for voting shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such share of the series been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this paragraph E(i)(a) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under (b) below.

(b) No adjustment in the Voting Rights shall be required unless the adjustment would require an increase or decrease of at least 1% in the Voting Rights then in effect; *provided, however,* that any adjustments that by reason of this paragraph E(i)(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 5(a) shall be made to the nearest cent or nearest 1/100th of a

share.

(ii) If:

(a) the Corporation shall take any action which would require an adjustment in the Voting Rights pursuant to paragraph 5(a); or

(b) the Corporation shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

(c) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; or

(d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, the Corporation shall cause to be delivered to each Holder as promptly as possible, but at least 20 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this paragraph E(ii).

F. *Restrictions and Limitations.*

So long as any Supervoting Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of at least a majority of the outstanding Supervoting Stock, voting together as a single class:

(a) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking or other analogous fund for such purpose) any share or shares of its Capital Stock, except for a transaction in which all outstanding shares of Preferred Stock are concurrently redeemed, purchased or otherwise acquired;

(b) alter, modify or amend (whether by merger or otherwise) the terms of the Supervoting Stock in any way;

(c) create (whether by merger or otherwise) any new series or class of Capital

Stock ranking *pari passu* with or having a preference over the Supervoting Stock as to voting;

(d) increase (whether by merger or otherwise) the authorized number of shares of the Supervoting Stock;

(e) re-issue (whether by merger or otherwise) any Supervoting Stock which have been converted in accordance with the terms hereof;

(f) issue (whether by merger or otherwise) any securities of the Corporation ranking *pari passu* with or senior to Supervoting Stock as to rights upon a Liquidation Event; or

(g) enter into any definitive agreement or commitment with respect to any of the foregoing; or

In the event that the Holders of at least a majority of the outstanding Supervoting Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the series pursuant to applicable law, no such change shall be effective to the extent that, by its terms, such change applies to less than all of the Preferred Shares then outstanding.

G. ***Certain Definitions***. As used in this Certificate, the following terms shall have the following respective meanings:

"Capital Stock" of any person or entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in the common stock or preferred stock of such person or entity, including, without limitation, partnership and membership interests.

"Change of Control" means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation; (b) the effectuation of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of (other than as a direct result of normal, uncoordinated trading activities in the Common Stock generally); (c) the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the voting equity of the surviving entity; (d) a transaction or series of transactions in which any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires more than fifty percent (50%) of the voting equity of the Corporation; (e) the replacement of a majority of the Board of Directors with individuals who were not nominated or elected by at least a majority of the directors at the time of such replacement; or (f) a transaction or series of transactions that constitutes or results in a "going private transaction" (as defined in Section 13(e) of the Exchange Act and the regulations of the Commission issued thereunder).

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

*150301*

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 20090885758-92 |
| Secretary of State State Of Nevada | Filed On 12/28/2009 |
| | Number of Pages 6 |

# Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

**(Pursuant to NRS 78.1955 - After Issuance of Class or Series)**

1. Name of corporation:

RIVERDALE CAPITAL LTD.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Preferred Class of Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

The Preferred Class of Stock of this corporation is hereby newly designated as follows:

Preferred Class, Series A, 100,000,000 shares at $0.001 par value per share
Preferred Class, Series B, 100,000,000 shares at $0.001 par value per share

with the rights, privileges, obligations, issuance and conversion rules and other rules of such Series as designated in the attached Certificate of Designations, Preferred Stock Class: Series A, Series B.

5. Effective date of filing: (optional) 12/28/09

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X [signature]

Signature of Officer

**Filing Fee: $175.00**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**STATE OF NEVADA**

# RIVERDALE CAPITAL LTD.

## CERTIFICATE OF DESIGNATIONS
**Preferred Stock Class:**
**Series A**
**Series B**

The corporation, organized and existing under, and by virtue of Nevada Revised Statutes 78.1955, does hereby certify:

**FIRST**: That at a meeting of the Board of Directors of Riverdale Capital Ltd.:

**RESOLVED**, that a Certificate of Designations for both Series of the Preferred Stock Class is adopted as follows:

## CERTIFICATE OF RE-DESIGNATION, SERIES A PREFERRED STOCK

1.1 RE-DESIGNATION. The class of stock of this corporation heretofore named "Preferred Stock" shall be re-named and designated "Series A Preferred Stock". It shall have 100,000,000 shares authorized at $0.001 par value per share.

1.2 CONVERSION RIGHTS INTO COMMON STOCK.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of conversion.

b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

> [four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of conversion}]
>
> divided by:
>
> [the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion]

1.3 ISSUANCE OF SERIES A PREFERRED STOCK. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

$$\sum_{i=1}^{n} x_i \quad = \quad \text{number of shares of Series A Preferred Stock to be issued}$$

where $X_1 + X_2 + X_3 \ldots + \ldots X_n$ represent the discrete notes and other obligations owed the lender (holder), which are being retired. (I.e. each dollar represents one preferred share.)

1.4 VOTING RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B and Series C Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series A Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B and Series C Preferred Stocks issued and outstanding at time of voting}]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

# CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK

2.1. DESIGNATION AND NUMBER OF SHARES. 100,000,000 shares of Series B Preferred Stock, par value $0.001 per share (the "Preferred Stock"), are authorized pursuant to Article 3 of the Corporation's Amended Articles of Incorporation (the "Series B Preferred Stock" or "Series B Preferred Shares").

2.2. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

2.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

2.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series B Preferred Stock shall be convertible, at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 2.6 of the Certificate of Designations, divided by the par value of the Common Stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2 price per share of Series B Preferred Stock, and a par value of $0.001 per share for Common Stock, each share of Series B Preferred Stock would be convertible into 2,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available,

in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(d) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proprtionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

2.5 VOTING RIGHTS. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

2.6 PRICE.

(a) The initial price of each share of Series B Preferred Stock shall be $2.00.

(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

2.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

**IN WITNESS WHEREOF**, said corporation has caused this certificate to be signed this 22nd day of December, 2009.

By: Phillip Kueber, President

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 20090885757-81 |
| Secretary of State | Filed On 12/28/2009 |
| State Of Nevada | Number of Pages 1 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

RIVERDALE CAPITAL LTD.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3. is amended as follows:

Number of shares corporation is authorized to issue is 3,200,000,000 at $0.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 73%

4. Effective date of filing: (optional) 12/28/09

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*160101*

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

# Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| | Filing Number 20100685409-65 |
| Secretary of State | Filed On 09/09/2010 |
| State Of Nevada | Number of Pages 1 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

1. The name and title(s) of person that desires to resign:*

Phillip Kueber
Name

President, Secretary, CEO,CFO, Director
Title(s)

2. The name and file number of the entity for which resignation is being made:

Riverdale Capital Ltd.
Name of Entity

E0298782009-3
File Number

3. Signature:

X
Authorized Signature

* Resignation of one person from one entity per form.

**FILING FEE: $75.00 PER FORM**

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 20120260563-77 |
| Secretary of State | Filed On 04/13/2012 |
| State Of Nevada | Number of Pages 6 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Riverdale Capital Ltd. File #: E0298782009-3

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the corporation shall be: Diversified Energy and Fuel International, Inc.

ARTICLE 3

The number of shares corporation is authorized to issue is 3,300,000 at $.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 73%

4. Effective date of filing: (optional) 4/16/12
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Amendment to the

**ARTICLES OF INCORPORATION**
**OF**
**RIVERDALE CAPITAL LTD.**

**PURSUANT TO SECTION 78.035 OF THE NEVADA REVISED STATUTES**

**ARTICLE III**

(a) Authorized Capital Stock.

(i) The total number of shares of stock that the Corporation shall have authority to issue is 3,300,000,000, consisting of (i) 3,000,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock") and (ii) 300,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock") titled Series "A", Series "B" and Series "C".

(b) Preferred Stock. Preferred Stock may be issued from time to time in three series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i) the designation of such class or series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) dates on which dividends, if any, shall be payable;

(v) whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same class or series or of any other class or series;

(x) whether the holders of the shares of such class or series shall be entitled to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Common Stock are entitled to vote;

(xi) the restrictions and conditions, if any, upon the issuance or reissuance of any Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and

(xii) any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the N.R.S. and applicable law.

(c) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(d) Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

## ARTICLE VIII

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(e) Provisions that permit the Corporation to redeem or exchange such rights; and

(f) The appointment of a rights agent with respect to such rights.

## ARTICLE IX

Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the corporation shall be fixed by the By-Laws of the Corporation and may be increased or decreased from time to time in such manner as may be prescribed by the By-Laws.

**ARTICLE X**

The Corporation may in its by-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

**ARTICLE XI**

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(c) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

## ARTICLE XII

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

## ARTICLE XIII

Except as may be expressly provided in these Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
| --- | --- |
| [signature] | Filing Number 20120510273-73 |
| Secretary of State | Filed On 07/24/2012 |
| State Of Nevada | Number of Pages 1 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Diversified Energy and Fuel International, Inc. File #: E0298782009-3

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the corporation shall be: Zyrox Mining International, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 70%

4. Effective date of filing: (optional) July 31, 2012
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*150301*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 20130033175-85 |
| Secretary of State State Of Nevada | Filed On 01/14/2013 |
| | Number of Pages 2 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

**(Pursuant to NRS 78.1955 - After Issuance of Class or Series)**

1. Name of corporation:

Zyrox Mining International, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Preferred Stock Series A

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

The Preferred Class, Series A, of this corporation is hereby amended with the rights, privileges, obligations, issuance and conversion rules and other rules of such Series as designated in the attached Certificate of Designations, Preferred Stock Series A.

5. Effective date of filing: (optional) January 7, 2013

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X Carl Kruse, President

Signature of Officer

ZYROX MINING INTERNATIONAL, INC. CORPORATE SEAL 2009 NEVADA

**Filing Fee: $175.00**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# STATE OF NEVADA

# ZYROX MINING INTERNATIONAL, INC.

## CERTIFICATE OF DESIGNATION

### Preferred Stock Series A

The corporation, organized and existing under, and by virtue of Nevada Revised Statutes 78.1955, does hereby certify:

FIRST: That at a meeting of the Board of Directors of Zyrox Mining International, Inc. on January 7, 2013, it was

RESOLVED, that a revised Certificate of Designation for Series A Preferred Stock is adopted as follows:

**CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK**

**1.1 DESIGNATION.** The class of stock of this corporation heretofore named and designed "Series A Preferred Stock" shall have its conversion rights amended.

**1.2 CONVERSION RIGHTS INTO COMMON STOCK.** The Series A Preferred Stock issued and outstanding at any given time shall be convertible into one share of Common Stock for each share of Preferred Stock Series A converted.

**IN WITNESS WHEREOF, said corporation has caused this certificate to be signed the 7th day of January 2013.**

ZYROX MINING INTERNATIONAL, INC. CORPORATE SEAL 2009 NEVADA

Carl Kruse, President

*130202*

**ROSS MILLER**
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Dissolution
(PURSUANT TO NRS 78.580)

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| [signature] | Filing Number 20140421576-82 |
| Secretary of State | Filed On 06/09/2014 |
| State Of Nevada | Number of Pages 1 |

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Dissolution
## For a Nevada Profit Corporation
### Before or After Issuance of Stock and After Beginning of Business
### (Pursuant to NRS 78.580)

1. Name of corporation:

ZYROX MINING INTERNATIONAL, INC.

2. The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the **president, secretary, treasurer and all directors*** are:

CARL KRUSE — 1800 NE 114 ST., APT 609, MIAMI FL 33181
Name of **president** — Address

✓ " — "
Name of **secretary** " — Address

Name of **treasurer** " — Address "

Name of **director** " — Address "

ASLAM HALIM — 1800 NE 114 ST, MIAMI FL 33181
Name of **additional director, if any** — Address

3. Effective date and time of dissolution: (optional) Date: 6/30/2014 Time: 11:59 PM
(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Carl H. Kruse — JUNE 4, 2014

**Signature of Officer** — Date

*attach a plain 8 1/2" x 11" sheet to list additional directors.

**FILING FEE: $100.00**

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*170104*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Revival

(PURSUANT TO NRS 78.730 AND 81.010)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Revival for a Nevada Corporation

**(For Corporations Gove[rned by] NRS 78.730 and 81.0[10])**

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske | Filing Number 20150121421-89 |
| Secretary of State State Of Nevada | Filed On 03/16/2015 |
| | Number of Pages 3 |

1. Name of corporation:

Zyrox Mining International, Inc.

2. Registered Agent for service of process: (check only one box)

[X] Commercial Registered Agent: Laughlin Associates, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below)

[ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | NEVADA | Zip Code

Mailing Address (if different from street address) | City | NEVADA | Zip Code

3. Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 6/9/2015
(month, day, year)

4. Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. The corporation's existence shall be:

PERPETUAL or
(Time for which the revival is to continue)

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Revival

(PURSUANT TO NRS 78.730 AND 81.010)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5. Names and addresses of **President, Secretary, Treasurer and Directors:** (additional pages may be attached as necessary)

Lino FaloTico
Name of **President** or equivalent

1550 16Th Ave, Bldg A unit 1 | Richmondhill | Ontario | L4B-3K9
Address | City | State | Zip Code

Lino FaloTico
Name of **Secretary** or equivalent

1550 16Th Ave, Bldg A unit 1 | Richmondhill | Ontario | L4B-3K9
Address | City | State | Zip Code

Lino FaloTico
Name of **Treasurer** or equivalent

1550 16Th Ave, Bldg A unit 1 | Richmondhill | Ontario | L4B-3K9
Address | City | State | Zip Code

Lino FaloTico
Name of **Director**

1550 16Th Ave, Bldg A unit 1 | Richmondhill | Ontario | L4B-3K9
Address | City | State | Zip Code

Name of **Director**

Address | City | State | Zip Code

*This form must be accompanied by appropriate fees*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Revival
(PURSUANT TO NRS 78.730 AND 81.010)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

6. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.

7. Check one:

☒ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.

☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

**I declare under the penalty of perjury that the revival has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

X [signature]
Signature — Title: President

X
Signature — Title

A REGISTERED AGENT ACCEPTANCE *MUST* ACCOMPANY THIS CERTIFICATE

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske (signature) | Filing Number 20190320481 |
| Secretary of State State Of Nevada | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| | |
|---|---|
| **1. Entity information:** | Name of entity as on file with the Nevada Secretary of State: Zyrox Mining International Inc<br>Entity or Nevada Business Identification Number (NVID): NV20091024379 |
| **2. Registered Agent for Service of Process:** (check only one box) | ☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)<br>LAUGHLIN ASSOCIATES, INC.<br>Name of Registered Agent OR Title of Office or Position with Entity<br>9120 DOUBLE DIAMOND PKWY (Street Address), Reno (City), Nevada 89521 (Zip Code)<br>Mailing Address (If different from street address) City Nevada Zip Code |
| **2a. Certificate of Acceptance of Appointment of Registered Agent:** (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature) | *I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.*<br>X<br>Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date |
| **3. Date When Revival is to Commence:** | Date when revival of charter is to commence or be effective, which may be before the date of the certificate: |
| **4. Duration of Revival:** (A date is required for entities under NRS 88) | Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.<br>The corporation's existence shall be: PERPETUAL or |
| **5.Current List :** Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers<br>Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee | CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY<br>Name: LINO FALOTICO Country: USA<br>Address: 9120 DOUBLE DIAMOND PKWY City: RENO State: NV Zip/Postal Code: 89521<br>CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR<br>Name: LINO FALOTICO Country: USA<br>Address: 9120 DOUBLE DIAMOND PKWY City: RENO State: NV Zip/Postal Code: 89521<br>CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT<br>Name: LINO FALOTICO Country: USA<br>Address: 9120 DOUBLE DIAMOND PKWY City: RENO State: NV Zip/Postal Code: 89521 |

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER

| | |
|---|---|
| LINO FALOTICO | USA |
| Name | Country |

| | | | |
|---|---|---|---|
| 9120 DOUBLE DIAMOND PKWY | RENO | NV | 89521 |
| Address | City | State | Zip/Postal Code |

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| | |
|---|---|
| **6. Statement of Fact:** (Revivals only, select one. Entities under NRS 84 cannot revive) | ☐ Revival pursuant to 78.730 or 81.010: (check one)<br>The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.<br>☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.<br>☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2). |
| | ☐ Revival pursuant to 80:<br>The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.<br>☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.<br>☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. |
| | ☐ Revival pursuant to 82:<br>The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.<br>This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.<br>The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured: |

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

| | | |
|---|---|---|
| **6. Statement of Fact:** (Revivals only, select one. Entities under NRS 84 cannot revive) | ☐ | Revival pursuant to 86.580:<br>The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,<br>organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.<br>The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members. |
| | ☐ | Revival pursuant to 86:<br>The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.<br>The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured. |
| | ☐ | Revival pursuant to 87, 87A, 88 or 88A:<br>The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A<br>The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers. |
| | ☐ | Revival pursuant to 89:<br>The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing<br>or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.<br>The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power. |

**7. Signatures:** (Required)

**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.**

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

| | | |
|---|---|---|
| X Lino Falotico | President | 12/02/2019 |
| Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer | Title | Date |

*FORM WILL BE RETURNED IF UNSIGNED.*

*This form must be accompanied by appropriate fees.*

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| *Barbara K. Cegavske* | Filing Number 20190320481 |
| Secretary of State State Of Nevada | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

**BARBARA K. CEGAVSKE**
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Reinstatement

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 88 AND 89)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Reinstatement (For Entities Governed by NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 88 and 89)

1. Name of Entity:

ZYROX MINING INTERNATIONAL INC

2. Entity Number: E0298782009-3

3. Signature:

I declare under penalty of perjury that the reinstatement has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer or other Authorized Signature

11/27/2019
Date

*This form must be accompanied by appropriate fees.*

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske | Filing Number 20190320481 |
| Secretary of State State Of Nevada | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

*100403*

# INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2015 TO 06/2016

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**"YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov"**

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*Read instructions before completing and returning this form.*

1. all m must o e WILL

2. m
3. o. m re to file this had deemed

ABOVE SPACE IS FOR OFFICE USE ONLY

4. bu is 1/2010, $100.00 must be added for failure to file form by deadline.
5. yo to
6. f re pe er. c 2 tional 0 to ins o rtification.
7. Return the completed form to: Se of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secreta received after du e date will be returned for add r before the last day of the month in which it is due. (Postmark date is not accepted as receipt penalties. Failure to include annual list and business license fees will result in rejection of filing.) Forms

**ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late)** **BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)**

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

t of El ction ility ich Failure to

NAME
LINO FALOTICO
MANAGER OR MANAGING MEMBER
ADDRESS 28 U Drive
CITY Richmond H
STATE ZIP ON L4E 4V1e

NAME
MANAGER OR MANAGING MEMBER
ADDRESS
CITY
STATE ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS
CITY
STATE ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS
CITY
ZIP CODE

of the m entity of the lis e r or au man offer d with the of any un ulent intent of concealing conduct.

best my knowledge under of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is felony to knowingly offer or instrument for filing in the Office of the Secretary of State.

X [signature]
Signature Manager, Managing Member Other Authorized Signature

Title MANAGING MEMNER

Date 11/27/2019

Nevada Secretary of State List ManorMem
Form: 100403 Revised: 7-1-17

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske | Filing Number 20190320481 |
| Secretary of State State Of Nevada | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

*100403*

## INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2016 TO 06/2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late)

BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

| NAME | | MANAGER OR MANAGING MEMBER | |
|---|---|---|---|
| LINO FALOTICO | | | |
| ADDRESS | CITY | STATE | ZIP CODE |
| 28 Ulson Drive | Richmond Hill | ON Canada | L4E 4V4 |
| NAME | | MANAGER OR MANAGING MEMBER | |
| ADDRESS | CITY | STATE | ZIP CODE |
| NAME | | MANAGER OR MANAGING MEMBER | |
| ADDRESS | CITY | STATE | ZIP CODE |
| NAME | | MANAGER OR MANAGING MEMBER | |
| ADDRESS | CITY | STATE | ZIP CODE |

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager, Managing Member or Other Authorized Signature

Title: MANAGING MEMNER

Date: 11/27/2019

Nevada Secretary of State List ManorMem
Form: 100403 Revised: 7-1-17

**INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBER BUSINESS LICENSE APPLICATION OF:**

| | |
|---|---|
| Filed in the Office of Barbara K. Cegavske (signature) Secretary of State State Of Nevada | Business Number E0298782009-3 |
| | Filing Number 20190320481 |
| | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

*100403*

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2017 TO 06/2018

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file the form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

**CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW**

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

| NAME | | MANAGER OR MANAGING MEMBER | |
|---|---|---|---|
| LINO FALOTICO | | | |
| ADDRESS | CITY | STATE | ZIP |
| 28 Ulson Drive | Richmond Hill | ON | L4E 4V6 Canada |
| NAME | | MANAGER OR MANAGING MEMBER | |
| ADDRESS | CITY | STATE | ZIP CODE |
| NAME | | MANAGER OR MANAGING MEMBER | |
| ADDRESS | CITY | STATE | ZIP CODE |
| NAME | | MANAGER OR MANAGING MEMBER | |
| ADDRESS | CITY | STATE | ZIP CODE |

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X (signature) Title: MANAGING MEMNER Date: 11/27/2019

**Signature of Manager, Managing Member or Other Authorized Signature**

Nevada Secretary of State List ManorMem
Form: 100403 Revised: 7-1-17

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske | Filing Number 20190320481 |
| Secretary of State State Of Nevada | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

*100403*

ABOVE SPACE IS FOR OFFICE USE ONLY

# INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2018 TO 06/2019

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filed late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filed late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

NAME: LINO FALOTICO — MANAGER OR MANAGING MEMBER
ADDRESS: 28 Ulson Drive — CITY: Richmond Hill — STATE: ON — ZIP: L4E 4V6 — Canada

NAME — MANAGER OR MANAGING MEMBER
ADDRESS — CITY — STATE — ZIP CODE

NAME — MANAGER OR MANAGING MEMBER
ADDRESS — CITY — STATE — ZIP CODE

NAME — MANAGER OR MANAGING MEMBER
ADDRESS — CITY — STATE — ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
**Signature of Manager, Managing Member or Other Authorized Signature**

Title: MANAGING MEMNER

Date: 11/27/2019

Nevada Secretary of State List Manor/Mem
Form: 100403 Revised: 7-1-17

| | |
|---|---|
| Filed in the Office of<br>Barbara K. Cegavske<br>Secretary of State<br>State Of Nevada | Business Number<br>E0298782009-3<br>Filing Number<br>20190320481<br>Filed On<br>12/02/2019 08:40:40 AM<br>Number of Pages<br>13 |

*100403*

# INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2019 TO 06/2020

USE BLACK INK ONLY - DO NOT HIGHLIGHT

**YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov**

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filed late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filed late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

**NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.**

| NAME | | MANAGER OR MANAGING MEMBER |
|---|---|---|
| LINO FALCONICO | | |
| ADDRESS: 28 Ulson Drive | CITY: Richmond Hill | STATE ZIP: ON L4E 4V4 Canada |
| NAME | | MANAGER OR MANAGING MEMBER |
| ADDRESS | CITY | STATE ZIP CODE |
| NAME | | MANAGER OR MANAGING MEMBER |
| ADDRESS | CITY | STATE ZIP CODE |
| NAME | | MANAGER OR MANAGING MEMBER |
| ADDRESS | CITY | STATE ZIP CODE |

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

**Signature of Manager, Managing Member or Other Authorized Signature**

Title: MANAGING MEMNER

Date: 11/27/2019

Nevada Secretary of State List ManedMem
Form: 100403 Revised: 7-1-17

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske | Filing Number 20190320481 |
| Secretary of State State Of Nevada | Filed On 12/02/2019 08:40:40 AM |
| | Number of Pages 13 |

# Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

ZYROX MINING INTERNATIONAL INC

2. Entity File Number: E0298782009-3

3. This statement of change will have the following effect: (check only one)

- [X] Appoints a new agent for service of process (complete 4a or 4b)
- [ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

LAUGHLIN ASSOCIATES INC
Name

b) Noncommercial Registered Agent:

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

LAUGHLIN ASSOCIATES INC
Name of Title or Position

9120 DOUBLE DIAMOND PKWY | RENO | Nevada | 89521
Street Address | City | | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)

X [signature]
Authorized Signature

Date: 11/27/2019

6. Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity.

X
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: 11/27/2019

FEE: $60.00

*This form must be accompanied by appropriate fees.*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
|---|---|
| 1. Entity Information: | Name of represented entity: ZYROX MINING INTERNATIONAL INC<br>Entity or Nevada Business Identification Number (NVID): NV20091024379<br>(for entities currently on file) |
| 2. Registered Agent Acceptance: | [X] Registered Agent Acceptance |
| 3. Information Being Changed: | Statement of Change takes the following effect: (select only one)<br>[X] Appoints New Agent (complete section 5)<br>[ ] Update Represented Entity Acting as Registered Agent (complete sections 5)<br>[ ] Update Registered Agent Name (complete sections 4 & 5)<br>[ ] Update Registered Agent Address (complete sections 4 & 5) |
| 4. Registered Agent Information Before the Change: (Non-commercial registered agents ONLY) | Name of Registered Agent OR Title of Office or Position with Entity<br>Street Address / City / Nevada / Zip Code<br>Mailing Address (if different from street address) / City / Nevada / Zip Code |
| 5. Newly Appointed Registered Agent or Registered Agent Information After the Change: | [X] Commercial Registered Agent: (name only below) [ ] Noncommercial Registered Agent (name and address below) [ ] Office or Position with Entity (title or position and address below)<br>LAUGHLIN ASSOCIATES INC<br>Name of Registered Agent OR Title of Office or Position within Entity<br>9120 DOUBLE DIAMOND PKWY / RENO / Nevada / 89521<br>Street Address / City / Zip Code<br>Mailing Address (if different from street address) / City / Nevada / Zip Code |
| 6. Electronic Notification: (Optional) | Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only: |
| 7. Certificate of Acceptance of Appointment of Registered Agent: (Required) | *I hereby accept appointment as Registered Agent for the above named Entity.*<br>X<br>Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity / Date |
| 8. Signature of Represented Entity: (Required) | X [signature] 11-27-2019<br>Authorized Signature On Behalf of the Entity / Date |

FEE: $60.00

This form must be accompanied by appropriate fees.

*180304*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Acceptance of Appointment by Registered Agent

In the matter of ZYROX MINING INTERNATIONAL INC

Name of Represented Business Entity

I, LAUGHLIN ASSOCIATES INC am a:

Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent*

(complete only one)

a) X commercial registered agent listed with the Nevada Secretary of State,

b) noncommercial registered agent with the following address for service of process:

| Street Address | City | | Zip Code |
|---|---|---|---|
| 9120 DOUBLE DIAMOND PKWY | RENO | Nevada | 89521 |

| Mailing Address (if different from street address) | City | | Zip Code |
|---|---|---|---|
| | | Nevada | |

c) represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

| Street Address | City | | Zip Code |
|---|---|---|---|
| | | Nevada | |

| Mailing Address (if different from street address) | City | | Zip Code |
|---|---|---|---|
| | | Nevada | |

and hereby state that on 11/27/2019 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

11/27/2019
Date

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer

Date

Nevada Secretary of State Form RA Acceptance
Revised: 1-5-15

| | |
|---|---|
| Filed in the Office of<br>Barbara K. Cegavske<br>Secretary of State<br>State Of Nevada | Business Number<br>E0298782009-3<br>Filing Number<br>20200413816<br>Filed On<br>01/13/2020 10:05:35 AM<br>Number of Pages<br>1 |

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**
**www.nvsilverflume.gov**

# Certificate of Amendment by Custodian

NRS 78.347

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT**

**INSTRUCTIONS:**

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID)
2. Enter any criminal, administrative, civil or National Assoc. of Securities Dealers, inc., violations, investigations or convictions concerning the custodian or affiliates
3. Custodian statement affirming reasonable attempts were made to contact officers and/or directors of the corporation
4. Must be signed by Authorized Signer. Form will be returned if unsigned.

| | |
|---|---|
| **1. Entity Inofrmation:** | Name of entity as on file with the Nevada Secretary of State:<br>**Zyrox Mining International Inc**<br>Entity or Nevada Business Identification Number (NVID): **NV20091024379** |
| **2. Disclosures:** | Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows: |
| **3. Custodian Statement:** | Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter. |
| **4. Signature:** (Required) | I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.<br>**X** DAVID LAZAR<br>Signature of General Partner<br>1/13/2020 9:53:56 AM<br>Date |

This form must be accompanied by appropriate fees.

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| *Barbara K. Cegavske* | Filing Number 20201053908 |
| Secretary of State State Of Nevada | Filed On 11/19/2020 4:04:00 PM |
| | Number of Pages 1 |

**BARBARA K. CEGAVSKE**
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT**

**INSTRUCTIONS:**

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

| | |
|---|---|
| **1. Entity Information:** | Name of entity as on file with the Nevada Secretary of State: Zyrox Mining International Inc<br>Entity or Nevada Business Identification Number (NVID): E0298782009-3 |
| **2. Document:** | Name of document with inaccuracy or defect: Certificate of Amendment (After Issuance of Stock), #20120260563-77 |
| **3. Filing Date:** | Filing date of document which correction is being made: 04/13/2012 |
| **4. Description:** | Description of inaccuracy or defect: Section 2 on page 1 incorrectly reports the amendment to Article 3 regarding the number of authorized shares as 3,300,000 and it should be 3,300,000,000 total with 3,000,000,000 common and 300,000,000 preferred. |
| **5. Correction:** | Correction of inaccuracy or defect: The reference in Section 2 is hereby deleted and replaced with: Article 3 The number of shares the corporation is authorized to issue is 3,300,000,000, at $.001 par value, consisting of 3,000,0000 shares of common stock, par value $0.001, and 300,000,000 shares of preferred stock (continued, see attached) |
| **6. Signature:** (Required) | X *David Lazar* Signature — 11/19/2020 Date |

This form must be accompanied by appropriate fees.

| Filed in the Office of | Business Number E0298782009-3 |
| --- | --- |
| *Barbara K. Cegavske* | Filing Number 20201059880 |
| Secretary of State State Of Nevada | Filed On 11/24/2020 10:00:00 AM |
| | Number of Pages 1 |

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

**INSTRUCTIONS:**

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

| | |
| --- | --- |
| **1. Entity Information:** | Name of entity as on file with the Nevada Secretary of State:<br>Zyrox Mining International Inc<br>Entity or Nevada Business Identification Number (NVID): E0298782009-3 |
| **2. Document:** | Name of document with inaccuracy or defect:<br>Certificate of Correction #20201053908 |
| **3. Filing Date:** | Filing date of document which correction is being made: 11/19/2020 |
| **4. Description:** | Description of inaccuracy or defect:<br>Section 5 of this form incorrectly reported the number of shares of common stock as 3,000,0000 and it should be 3,000,000,000 $0.001 par value |
| **5. Correction:** | Correction of inaccuracy or defect:<br>The reference in Section 5 of the form is hereby deleted and replaced with number of shares the corporation is authorized to issue is 3,300,000,000, at $0.001 par value, consisting of 3,000,000,000 shares of common stock, par value $0.001, and 300,000,000 shares of preferred stock |
| **6. Signature: (Required)** | X *David Lazar* Signature — 11/20/2020 Date |

This form must be accompanied by appropriate fees.

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske | Filing Number 20201076747 |
| Secretary of State State Of Nevada | Filed On 12/1/2020 11:18:00 AM |
| | Number of Pages 10 |

**BARBARA K. CEGAVSKE**
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate, Amendment or Withdrawal of Designation

**NRS 78.1955, 78.1955(6)**

- [X] Certificate of Designation
- [ ] Certificate of Amendment to Designation - Before Issuance of Class or Series
- [ ] Certificate of Amendment to Designation - After Issuance of Class or Series
- [ ] Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
|---|---|
| **1. Entity information:** | Name of entity: Zyrox Mining International Inc<br>Entity or Nevada Business Identification Number (NVID): E0298782009-3 |
| **2. Effective date and time:** | For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time:<br>(must not be later than 90 days after the certificate is filed) |
| **3. Class or series of stock:** (Certificate of Designation only) | The class or series of stock being designated within this filing:<br>Series C Preferred Stock |
| **4. Information for amendment of class or series of stock:** | The original class or series of stock being amended within this filing: |
| **5. Amendment of class or series of stock:** | [ ] Certificate of Amendment to Designation- Before Issuance of Class or Series<br>As of the date of this certificate no shares of the class or series of stock have been issued. |
| | [ ] Certificate of Amendment to Designation- After Issuance of Class or Series<br>The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation. |
| **6. Resolution:** Certificate of Designation and Amendment to Designation only) | By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*<br>RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of (continued, see attached) |
| **7. Withdrawal:** | Designation being Withdrawn: Date of Designation:<br>No shares of the class or series of stock being withdrawn are outstanding.<br>The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: * |
| **8. Signature:** (Required) | X David Lazar<br>Signature of Officer<br>Date: December 1, 2020 |

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

**CERTIFICATE OF DESIGNATION**

**OF**

**ZYROX MINING INTERNATIONAL INC**

**Pursuant to Section 78.1955 of the Nevada Revised Statutes**

**SERIES C PREFERRED STOCK**

On behalf of ZYROX MINING INTERNATIONAL INC, a Nevada corporation (the "Corporation"), the undersigned hereby certifies that the following resolution has been duly adopted by the board of directors of the Corporation (the "Board"):

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the "Articles of Incorporation"), there hereby is created, out of the Three Hundred Million (300,000,000) shares of preferred stock, par value $0.001 per share, of the Corporation authorized by the Corporation's Articles of Incorporation ("Preferred Stock"), Series C Preferred Stock, consisting of Ten Million (10,000,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

The specific powers, preferences, rights and limitations of the Series C Preferred Stock are as follows:

1. **Dividend Provisions**. Subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the holders of shares of Series C Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, upon any payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, as and if declared by the Board of Directors, as if the Series C Preferred Stock had been converted into Common Stock.

2. **Liquidation Preference.**

(a) In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, or any other series or class of common stock of the Corporation, whether now in existence or hereafter created by amendment to the articles of incorporation of the Corporation or by a certificate of designation, by reason of their ownership thereof, and senior, prior, and in preference to any other series or class of preferred stock of the Corporation, whether now in existence or hereafter created by amendment to the articles of incorporation of the Corporation or by a certificate of designation, an amount per share equal to the price per share

actually paid to the Corporation upon the initial issuance of the Series C Preferred Stock (each, the "the Original Issue Price") for each share of Series C Preferred Stock then held by them, plus declared but unpaid dividends. Unless the Corporation can establish a different Original Issue Price in connection with a particular sale of Series C Preferred Stock, the Original issue price shall be $0.001 per share for the Series C Preferred Stock. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed first to the Series C Preferred Stock, and then ratably among the holders of the each other series of Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) Upon the completion of the distribution required by Section 2(a) above and any other distribution that may be required with respect to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, *pro rata* based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).

(c) For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation; unless under any of the foregoing circumstances the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.

(d) In any of the events specified in (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

(B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series C Preferred Stock.

(iii) In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series C Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iv) hereof.

(iv) The Corporation shall give each holder of record of Series C Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Series C Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series C Preferred Stock.

3. **Redemption**. The Series C Preferred Stock shares are non-redeemable other than upon the mutual agreement of the Corporation and the holder of shares to be redeemed, and even in such case only to the extent permitted by this Certificate of Designation, the Corporation's Articles of Incorporation and applicable law.

4. **Conversion.** The holders of the Series C Preferred Stock, shall have conversion rights as follows (the "Conversion Rights"):

(a) **Right to Convert.** Subject to Section 4(c), each share of Series C Preferred Stock shall be convertible, at the option of the holder(s) thereof only, at any time after the date of

issuance of such share, at the office of the Corporation or any transfer agent for such stock, into 50 fully paid and nonassessable shares of Common Stock (the "Series C Conversion Ratio")

(b) **Automatic Conversion**. Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series C Conversion Ratio in effect for such share immediately upon the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series C Preferred Stock.

(c) **Mechanics of Conversion**. Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, if such shares are physically certificated, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of such sale of securities.

(d) **Conversion Ratio Adjustments of Preferred Stock for Certain Splits**. The Series C Conversion Ratio shall be subject to adjustment from time to time as follows:

(i) In the event the corporation should at any time or from time to time after the purchase date with respect to any share of Series C Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series C Conversion Ratio, as the case may be, shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents

with the number of shares issuable with respect to Common Stock Equivalents determined from time to time as provided in Section 4(d)(iii) below.

(ii) If the number of shares of Common Stock outstanding at any time after the purchase date of any shares of Series C Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, the Series C Conversion Ratio shall not be decreased or adjusted and the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall not be decreased or adjusted.

(iii) The following provisions shall apply for purposes of this Section 4(d):

(A) The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Common Stock Equivalents were issued.

(B) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Series C Conversion Ratio, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(C) Upon the termination or expiration of the convertibility or exercisability of any such Common Stock Equivalents, the Series C Conversion Ratio, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

(e) **Other Distributions.** In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(iii), then, in each such case for the purpose of this Section 4(e), the holders of Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series C Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

(f) **Recapitalizations.** If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made

so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series C Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Series C Conversion Ratio then in effect and the number of shares purchasable upon conversion of the Series C Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g) **No Impairment.** The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment. Any action of the Corporation in violation of this Section 4(f) shall be void *ab initio*.

(h) **No Fractional Shares and Certificate as to Adjustments.**

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series C Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Series C Conversion Ratio pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series C Conversion Ratio for the Series C Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series C Preferred Stock.

(i) **Notices of Record Date.** In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice

specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j) **Reservation of Stock Issuable Upon Conversion.** The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of counsel of a majority of the holders of Series C Preferred Stock, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

(k) **Notices.** Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series C Preferred Stock shall be deemed given only upon written receipt of each holder of record of shares of Series C Preferred Stock or deposited in the United States certified or registered mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation then upon receipt by each holder with proof of delivery signed for by only the holder of record of shares of Series C Preferred Stock if.

5. **Voting Rights.** Except as otherwise required by law, the issued and outstanding shares of Series C Preferred Stock shall have the number of votes equal to ninety percent (90%) of the total vote of every other class of stock of the Corporation, common or preferred, in aggregate, whether such other class of stock is voting as a single class or the other classes of stock are voting together as a single group, and with respect to such vote, such holders shares of Series C Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, or any other class of preferred stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock and any class of preferred stock entitled to vote, with respect to any question upon which holders of Common Stock or any class of preferred stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series C Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6. **Protective Provisions.** So long any shares of Series C Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series C Preferred Stock take any action or fail to take any action if such action or omission would materially and adversely change the rights, preferences or privileges of the Series C Preferred Stock. Without limiting the generality of the foregoing requirement, the following acts or omission of the Corporation shall each be conclusively deemed to materially and adversely change the rights, preferences or privileges of the Series C Preferred Stock, and the Corporation shall not

without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series C Preferred Stock take any of the following actions:

(a) Add, remove, restate, amend, or repeal any provision of the Corporation's Articles of Incorporation or bylaws;

(b) An increase or decrease the total number of authorized shares of Series C Preferred Stock;

(c) issue additional shares of Series C Preferred Stock;

(d) increase or decrease the total number of authorized shares of the Corporation or of any class or series of common stock or preferred stock of the Corporation;

(e) issue additional shares of any class or series of common stock or preferred stock of the Corporation;

(f) Add, remove, restate, amend, or repeal any provision of this certificate of designation of the Series C Preferred Stock;

(g) withdraw or terminate this certificate of designation of the Series C Preferred Stock.

(h) Add, remove, restate, amend, or repeal any provision of this certificate of designation of the other class or series of common stock or preferred stock of the Corporation;

(i) withdraw or terminate a certificate of designation of class or series of common stock or preferred stock of the Corporation;

(j) Designate, authorize, or otherwise create any new class of or series of common stock or preferred stock of the Corporation;

(k) Incur or enter into any debt by the Corporation in excess of ten thousand dollars ($10,000);

(l) Issue or enter into any convertible note, warrants, option agreement, or other instrument convertible into or granting a right to shares of common or preferred stock of the Corporation; or

(m) redeem shares of Common Stock or any other class or series of common stock or preferred stock of the Corporation (other than shares repurchased upon termination of an officer, employee or director pursuant to a restricted stock purchase agreement).

Any action of the Corporation in violation of this Section 6 shall be void *ab initio*.

7. **Status of Converted Stock.** In the event any shares of Series C Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be re-issuable by the corporation.

IN WITNESS WHEREOF, the undersigned has duly signed this Designation as of this _1_ day of December, 2020.

ZYROX MINING INTERNATIONAL INC, a Nevada corporation

By: David Lazar
Name: David Lazar
Title: President

| Filed in the Office of | Business Number E0298782009-3 |
| --- | --- |
| *Barbara K. Cegavske* | Filing Number 20211343036 |
| Secretary of State State Of Nevada | Filed On 3/29/2021 10:53:00 AM |
| | Number of Pages 3 |

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate, Amendment or Withdrawal of Designation

**NRS 78.1955, 78.1955(6)**

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☒ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
| --- | --- |
| **1. Entity Information:** | Name of entity: Zyrox Mining International Inc<br>Entity or Nevada Business Identification Number (NVID): E0298782009 |
| **2. Effective date and time:** | For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed) |
| **3. Class or series of stock:** (Certificate of Designation only) | The class or series of stock being designated within this filing: |
| **4. Information for amendment of class or series of stock:** | The original class or series of stock being amended within this filing: |
| **5. Amendment of class or series of stock:** | ☐ Certificate of Amendment to Designation- Before Issuance of Class or Series<br>As of the date of this certificate no shares of the class or series of stock have been issued. |
| | ☐ Certificate of Amendment to Designation- After Issuance of Class or Series<br>The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation. |
| **6. Resolution:** Certificate of Designation and Amendment to Designation only) | By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* |
| **7. Withdrawal:** | Designation being Withdrawn: Supervoting Preferred Stock Date of Designation: 10/01/2009<br>No shares of the class or series of stock being withdrawn are outstanding.<br>The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *<br>The undersigned, being all of the duly appointed and acting members of the Board of Directors ("Board") of Zyrox Mining International (see attached) |
| **8. Signature:** (Required) | X *David Lazar*<br>Signature of Officer Date: 3/29/21 |

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

# WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE BOARD OF DIRECTORS OF
# ZYROX MINING INTERNATIONAL INC
A NEVADA CORPORATION

The undersigned, being all of the duly appointed and acting members of the Board of Directors of ZYROX MINING INTERNATIONAL INC, a Nevada corporation (the "Corporation"), do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if adopted at a meeting of the Board of Directors duly called and held, pursuant to Section 78.315(2) of the Nevada Revised Statutes and pursuant to the bylaws of the Corporation.

---

**1. Withdrawal of Designation of Supervoting Preferred Stock**

WHEREAS the Board of Directors of the Corporation (the "Board") created out of the 10,000,000 shares of preferred stock, par value $0.001 per share, a separate class designated as Supervoting Preferred Stock consisting of 4,000,000 shares, as set forth in the Certificate of Designation filed with the Nevada Secretary of State on October 1, 2009, document number 20090721094-04 (the "Certificate");

WHEREAS, the Board deems it in the best interest of the Company to withdraw the Certificate by filing with the Nevada Secretary of State a Certificate of Withdrawal of Certificate of Designation (the "Withdrawal") of the Certificate, as amended;

WHEREAS, there are no shares of Supervoting Preferred Stock outstanding;

WHEREAS, the Withdrawal must be filed with the Nevada Secretary of State;

RESOLVED, that the Board of Directors hereby approves the Withdrawal of the Certificate of Designation of 4,000,000 shares of Supervoting Preferred Stock, par value $0.001 per share, filed with the Nevada Secretary of State October 1, 2009, document number 20090721094-04;

RESOLVED FURTHER that the President, and/or his designated agent, is authorized to file the Withdrawal of Certificate of Designation with the Nevada Secretary of State as soon as practicable. The President is further authorized to take any action necessary to give effect to this resolution.

**2. Authorization of Corporate Actions.**

RESOLVED THAT each officer of the Corporation is hereby authorized and directed to do and perform, or cause to be done and performed, all such acts, deeds and things and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Corporation or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions and any of the transactions contemplated thereby. All actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects. The secretary and any assistant secretary of the Corporation or any other officer of the Corporation, is hereby authorized to certify and deliver, to any person to whom such certification and delivery may be deemed necessary or appropriate in the opinion or such officer, a true copy of the foregoing resolutions.

**Approval**

The undersigned, being the sole director of ZYROX MINING INTERNATIONAL INC, a Nevada corporation, waives the required notice of meeting and consents to all actions taken hereby.

David Lazar
David Lazar

Dated: March 29, 2021

**Approval of Custodian**

The undersigned being the court-appointed custodian of ZYROX MINING INTERNATIONAL INC, a Nevada corporation, waives the required notice of meeting and consents to all actions taken hereby.

CUSTODIAN VENTURES, LLC,
a Wyoming limited-liability company

David Lazar
David Lazar, Manager

Dated: March29, 2021

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| *Barbara K. Cegavske* | Filing Number 20211353516 |
| Secretary of State | Filed On 3/31/2021 8:44:00 AM |
| State Of Nevada | Number of Pages 10 |

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Certificate, Amendment or Withdrawal of Designation

**NRS 78.1955, 78.1955(6)**

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☒ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT**

| | |
|---|---|
| **1. Entity information:** | Name of entity: ZYROX MINING INTERNATIONAL INC<br>Entity or Nevada Business Identification Number (NVID): E0298782009-3 |
| **2. Effective date and time:** | For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time:<br>(must not be later than 90 days after the certificate is filed) |
| **3. Class or series of stock:** (Certificate of Designation only) | The class or series of stock being designated within this filing:<br>Series C Preferred Stock |
| **4. Information for amendment of class or series of stock:** | The original class or series of stock being amended within this filing: |
| **5. Amendment of class or series of stock:** | ☐ Certificate of Amendment to Designation- Before Issuance of Class or Series<br>As of the date of this certificate no shares of the class or series of stock have been issued. |
| | ☐ Certificate of Amendment to Designation- After Issuance of Class or Series<br>The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation. |
| **6. Resolution:**<br>Bdqdeb' sd neCdr H m snm ' mc @ dmcl dmsn Cdr H m smmnnk( | By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*<br>RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of (continued, see attached) |
| **7. Withdrawal:** | Designation being Withdrawn: Cate of Designation:<br>No shares of the class or series of stock being withdrawn are outstanding.<br>The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: * |
| **8. Signature:** (Required) | X *David Lazar*<br>Signature of Officer<br>Cate: 3/31/21 |

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

**ATTACHMENT TO**
**CERTIFICATE OF AMENDMENT TO**
**CERTIFICATE OF DESIGNATION**
**OF SERIES A PREFERRED STOCK OF**
**ZYROX MINING INTERNATIONAL INC**

Pursuant to Section 78.1955 of the Nevada Revised Statutes, the undersigned president of ZYROX MINING INTERNATIONAL INC, a Nevada corporation (the "Corporation"), does hereby certify as follows:

A. The file for the Corporation with the Nevada Secretary of State contains a Certificate of Designation filed December 1, 2020, document number 20201076747 (the "Series C Preferred Stock Certificate of Designation"), which designated out of the 300,000,000 shares of preferred stock of the Corporation, par value $0.001, a class of 10,000,000 shares of Series C Preferred Stock.

B. Whereas the Corporation desires to 1) change the name of the class of stock identified in the Series C Preferred Stock Certificate of Designation as "Series C Preferred Stock" to "Series A Preferred Stock" and 2) to increase the amount of preferred shares of stock so designated as Series A Preferred Stock from ten million (10,000,000) shares to three hundred million (300,000,000) shares.

C. The entire Series C Preferred Stock Certificate of Designation is hereby deleted and amended and restated in its entirety as follows:

**CERTIFICATE OF DESIGNATION**

**OF**

**ZYROX MINING INTERNATIONAL INC**

**Pursuant to Section 78.1955 of the**
**Nevada Revised Statutes**

**SERIES A PREFERRED STOCK**

On behalf of ZYROX MINING INTERNATIONAL INC, a Nevada corporation (the "Corporation"), the undersigned hereby certifies that the following resolution has been duly adopted by the board of directors of the Corporation (the "Board"):

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the "Articles of Incorporation"), there hereby is created, out of the Three Hundred Million (300,000,000) shares of preferred stock, par value $0.001 per share, of the Corporation authorized by the Corporation's Articles of Incorporation ("Preferred Stock"), Series A Preferred Stock, consisting of Three Hundred Million

(300,000,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions;

The specific powers, preferences, rights and limitations of the Series A Preferred Stock are as follows:

1. **Dividend Provisions**. Subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, upon any payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, as and if declared by the Board of Directors, as if the Series A Preferred Stock had been converted into Common Stock.

2. **Liquidation Preference.**

(a) In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, or any other series or class of common stock of the Corporation, whether now in existence or hereafter created by amendment to the articles of incorporation of the Corporation or by a certificate of designation, by reason of their ownership thereof, and senior, prior, and in preference to any other series or class of preferred stock of the Corporation, whether now in existence or hereafter created by amendment to the articles of incorporation of the Corporation or by a certificate of designation, an amount per share equal to the price per share actually paid to the Corporation upon the initial issuance of the Series A Preferred Stock (each, the "the Original Issue Price") for each share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. Unless the Corporation can establish a different Original Issue Price in connection with a particular sale of Series A Preferred Stock, the Original issue price shall be $0.001 per share for the Series A Preferred Stock. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed first to the Series A Preferred Stock, and then ratably among the holders of the each other series of Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) Upon the completion of the distribution required by Section 2(a) above and any other distribution that may be required with respect to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, *pro rata* based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).

(c) For purposes of this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation; unless under any of the foregoing circumstances the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.

(d) In any of the events specified in (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

(B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

(iii) In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iv) hereof.

(iv) The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock.

3. **<u>Redemption</u>**. The Series A Preferred Stock shares are non-redeemable other than upon the mutual agreement of the Corporation and the holder of shares to be redeemed, and even in such case only to the extent permitted by this Certificate of Designation, the Corporation's Articles of Incorporation and applicable law.

4. **<u>Conversion</u>**. The holders of the Series A Preferred Stock, shall have conversion rights as follows (the "<u>Conversion Rights</u>"):

(a) **<u>Right to Convert</u>**. Subject to Section 4(c), each share of Series A Preferred Stock shall be convertible, at the option of the holder(s) thereof only, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into fifty (50) fully paid and nonassessable shares of Common Stock (the "Series A Conversion Ratio")

(b) **<u>Automatic Conversion</u>**. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Ratio in effect for such share immediately upon the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(c) **<u>Mechanics of Conversion</u>**. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, if such shares are physically certificated, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the

conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

(d) **Conversion Ratio Adjustments of Preferred Stock for Certain Splits.** The Series A Conversion Ratio shall be subject to adjustment from time to time as follows:

(i) In the event the corporation should at any time or from time to time after the purchase date with respect to any share of Series A Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Ratio, as the case may be, shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time as provided in Section 4(d)(iii) below.

(ii) If the number of shares of Common Stock outstanding at any time after the purchase date of any shares of Series A Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, the Series A Conversion Ratio shall not be decreased or adjusted and the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall not be decreased or adjusted.

(iii) The following provisions shall apply for purposes of this Section 4(d):

(A) The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Common Stock Equivalents were issued.

(B) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Series A Conversion Ratio, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any

payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(C) Upon the termination or expiration of the convertibility or exercisability of any such Common Stock Equivalents, the Series A Conversion Ratio, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

(e) **Other Distributions.** In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(iii), then, in each such case for the purpose of this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

(f) **Recapitalizations.** If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Series A Conversion Ratio then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g) **No Impairment.** The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment. Any action of the Corporation in violation of this Section 4(f) shall be void *ab initio*.

(h) **No Fractional Shares and Certificate as to Adjustments.**

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon

such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Series A Conversion Ratio pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series A Conversion Ratio for the Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

(i) **Notices of Record Date.** In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j) **Reservation of Stock Issuable Upon Conversion.** The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of counsel of a majority of the holders of Series A Preferred Stock, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

(k) **Notices.** Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given only upon written receipt of each holder of record of shares of Series A Preferred Stock or deposited in the United States certified or registered mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation then upon receipt by each holder with proof of delivery signed for by only the holder of record of shares of Series A Preferred Stock if.

5. **Voting Rights.** Except as otherwise required by law, the issued and outstanding shares of Series A Preferred Stock shall have the number of votes equal to ninety percent (90%) of the total vote, in aggregate, of all classes of stock of the Corporation, common or preferred, whether such other class of stock is voting as a single class or the other classes of stock are voting together as a single group, and with respect to such vote, such holders shares of Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, or any other class of preferred stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock and any class of preferred stock entitled to vote, with respect to any question upon which holders of Common Stock or any class of preferred stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6. **Protective Provisions.** So long any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock take any action or fail to take any action if such action or omission would materially and adversely change the rights, preferences or privileges of the Series A Preferred Stock. Without limiting the generality of the foregoing requirement, the following acts or omission of the Corporation shall each be conclusively deemed to materially and adversely change the rights, preferences or privileges of the Series A Preferred Stock, and the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock take any of the following actions:

(a) add, remove, restate, amend, or repeal any provision of the Corporation's Articles of Incorporation or bylaws;

(b) increase or decrease the total number of authorized shares of Series A Preferred Stock;

(c) issue additional shares of Series A Preferred Stock;

(d) increase or decrease the total number of authorized shares of the Corporation or of any class or series of common stock or preferred stock of the Corporation;

(e) issue additional shares of any class or series of common stock or preferred stock of the Corporation;

(f) add, remove, restate, amend, or repeal any provision of this certificate of designation of the Series A Preferred Stock;

(g) withdraw or terminate this certificate of designation of the Series A Preferred Stock.

(h) add, remove, restate, amend, or repeal any provision of this certificate of designation of the other class or series of common stock or preferred stock of the Corporation;

(i) withdraw or terminate a certificate of designation of class or series of common stock or preferred stock of the Corporation;

(j) designate, authorize, or otherwise create any new class of or series of common stock or preferred stock of the Corporation;

(k) incur or enter into any debt by the Corporation in excess of ten thousand dollars ($10,000);

(l) issue or enter into any convertible note, warrants, option agreement, or other instrument convertible into or granting a right to shares of common or preferred stock of the Corporation; or

(m) redeem shares of Common Stock or any other class or series of common stock or preferred stock of the Corporation (other than shares repurchased upon termination of an officer, employee or director pursuant to a restricted stock purchase agreement).

Any action of the Corporation in violation of this Section 6 shall be void *ab initio*.

7. **Status of Converted Stock.** In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be re-issuable by the corporation.

C. The foregoing amendment to and full restatement of the Series C Preferred Stock Certificate of Designation has been duly adopted by the unanimous written consent of the Corporation's board of directors of in accordance with the provisions of NRS 78.1955 and NRS 78.315.

D. The foregoing amendment to and full restatement of the Series C Preferred Stock Certificate of Designation has been duly adopted by the written consent of the holders of one hundred percent (100%) of the stockholders required pursuant to NRS 78.1955(3) and NRS 78.320.

**IN WITNESS WHEREOF,** the Corporation has caused this CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION OF SERIES C PREFERRED STOCK OF ZYROX MINING INTERNATIONAL INC, with such class of preferred stock to be re-designated as SERIES A PREFERRED STOCK, to be signed by David Lazar, its president, this 31 day of March, 2021.

ZYROX MINING INTERNATIONAL INC,
a Nevada corporation

By: David Lazar
David Lazar
Its: President

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

| Filed in the Office of | Business Number E0298782009-3 |
|---|---|
| Barbara K. Cegavske (signature) | Filing Number 20211805128 |
| Secretary of State State Of Nevada | Filed On 10/06/2021 08:10:52 AM |
| | Number of Pages 2 |

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

| | |
|---|---|
| **1. Entity Information** | Name of entity as on file with the Nevada Secretary of State :<br>ZYROX MINING INTERNATIONAL INC.<br>Entity or Nevada Business Identification Number (NVID) : NV20091024379 |
| **2. Restated or Amended and Restated Articles** (Select one):<br>(If amending and restating only, complete section 1, 2 and 6.) | ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles<br>☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:<br>The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.<br>☐ Amended and Restated Articles<br>* Restated or Amended and Restated Articles must be included with this filing type. |
| **3. Type of amendment filing being completed:** (Select only one box):<br>(If amending, complete section 1,3,5 and 6.) | ☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)<br>The undersigned declare that they constitute at least two-thirds of the following:<br>(Check only one box) ☐ incorporators ☐ board of directors<br>The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued |
| | ☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)<br>The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90% |
| | ☐ Officer's Statement (foreign qualified entities only) -<br>Name in home state, if using a modified name in Nevada:<br><br>Jurisdiction of formation:<br>Changes to takes the following effect:<br>☐ The entity name has been amended.<br>☐ The purpose of the entity has been amended.<br>☐ The authorized shares have been amended.<br>☐ Other: (specify changes)<br>☐ Dissolution<br>☐ Merger<br>☐ Conversion<br><br>* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. |

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

**4. Effective date and Time:** (Optional)

Date: 10/06/2021 Time:

(must not be later than 90 days after the certificate is filed)

**5. Information Being Changed:** (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☑ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

The authorized shares of common stock, $.001 par, shall be 4,500,000,000

(attach additional page(s) if necessary)

**6. Signature:** (Required)

X Wan Nyuk Ming — Chairman
Signature of Officer, Incorporator or Authorized Signer — Title

X Jeffrey Wong Kah Mun — CEO
Signature of Officer, Incorporator or Authorized Signer — Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

| Filed in the Office of | Business Number E0298782009-3 |
| --- | --- |
| Barbara K. Cegavske | Filing Number 20211966820 |
| Secretary of State State Of Nevada | Filed On 12/17/2021 9:03:00 AM |
| | Number of Pages 1 |

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

| | |
| --- | --- |
| 1. Entity Information: | Name of entity as on file with the Nevada Secretary of State:<br>Zyrox Mining International, Inc.<br>Entity or Nevada Business Identification Number (NVID): NV20091024379 |
| 2. Current Authorized Shares: | The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:<br>4,500,000,000 shares of common stock, $.001 par value<br>300,000,000 shares of preferred stock, $.001 par value |
| 3. Authorized Shares After Change: | The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:<br>4,500,000,000 shares of common stock, $.001 par value<br>300,000,000 shares of preferred stock, $.0001 par value |
| 4. Issuance: | The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:<br>Each 250 shares of common stock shall automatically be converted into one share of fully paid and non-assessable common stock |
| 5. Provisions: | The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:<br>Fractional shares shall be rounded up to the nearest whole share. |
| 6. Provisions: | The required approval of the stockholders has been obtained. |
| 7. Effective date and time: (Optional) | Date: Time:<br>(must not be later than 90 days after the certificate is filed) |
| 8. Signature: (Required) | X [signature] Signature of Officer — CEO Title — 12/16/2021 Date |

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.